FORM 10-QSB	SEPTEMBER 30, 2002

EXHIBIT 99.2

Certification
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350), the undersigned officer of Positron Corporation, a Texas corporation (the “Company”), does hereby certify that:

The Quarterly Report on Form 10-QSB for the quarter ended September 30, 2002 (the “Form 10 QSB”) of the Company fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2002	By:	/s/ Michael L. Golden
Michael L. Golden
Chief Financial Officer

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